UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

_______________________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by BrooQLy Inc. (the “Company”) on April 7, 2025 (the “Initial Filing”), to include the required audited and unaudited special purpose combined carve-out financial statements of Vayu (US) Inc. (“Vayu”), Impossible Aerospace Corporation (“IAC”), and Global Autonomous Corporation (“GAC” and, together with Vayu and IAC, the “Acquired Entities”), pursuant to Rule 3-05(b) of Regulation S-X, and the unaudited pro forma consolidated financial statements for the consolidated Company and Acquired Entities pursuant to Article 11 of Regulation S-X. The required audited and unaudited special purpose combined carve-out financial statements and unaudited pro forma consolidated financial statements are filed as exhibits to this report under Item 9.01.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The audited special purpose combined carve-out financial statements of the Acquired Entities for the years ended December 31, 2024 and 2023, including the notes to such financial statements and the report of independent auditors thereon,  are filed as Exhibit 99.1 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.  The unaudited special purpose condensed combined carve-out financial statements for the three months ended March 31, 2025 and 2024, including the notes to such financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information. The pro forma financial information required by this item is filed as Exhibit 99.3 to this Form 8-K/A and is incorporated into this Item 9.01(b) by reference.

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(d) Exhibits.

Exhibit No.	Description

99.1

Special-Purpose Combined Carve-Out Financial Statements of Vayu (US) Inc., Impossible Aerospace Corporation and Global Autonomous Corporation (A Carve-Out of Alpine 4 Holdings, Inc.) as of and for the Years Ended December 31, 2024 and 2023

99.2

Special-Purpose Condensed Combined Carve-Out Interim Financial Statements of Vayu (US) Inc., Impossible Aerospace Corporation and Global Autonomous Corporation as of and for the Three Months Ended March 31, 2025 and 2024

99.3	Unaudited pro forma consolidated financial information of BrooQLy Inc., Vayu (US) Inc., Impossible Aerospace Corporation and Global Autonomous Corporation
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQLy Inc.

/s/ Kent Wilson
By:	Kent Wilson
Title:	CEO / Chairman of Board
Date:	June 16, 2025

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